UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2015

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 VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

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Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street, Holmdel, NJ	07733
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (732) 528-2600

(Former Name or Former Address, if Changed Since Last Report)
____________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) (c)    On January 5, 2015, Vonage Holdings Corp. (the “Company”) announced that Wain Kellum, the Company’s President, Vonage Business Solutions, will transition to a new role as Strategic Advisor - Business Services, through 2015, effective immediately. Mr. Kellum will continue to report to Alan Masarek, Chief Executive Officer, in this new role.
In addition, Joe Redling will assume broader responsibilities and become Vonage’s Chief Operating Officer, effective immediately. Mr. Redling has acted as the Company’s President, Consumer Services - US and Canada, since November 2013.  He previously served as President and Chief Executive Officer of NutriSystem, Inc., a weight loss company, from May 2008 to November 2012, and as Chairman of NutriSystem’s board of directors until April 2012. Mr. Redling is continuing under his existing compensation arrangement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date: January 5, 2015	By:	/s/ Kurt M. Rogers
Kurt M. Rogers Chief Legal Officer

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